UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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THE TAIWAN FUND, INC.

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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THE TAIWAN FUND, INC.

c/o State Street Bank and Trust Company,

P.O. Box 5049, One Lincoln Street,

Boston, Massachusetts 02206-5049

For questions about the Proxy Statement, please call (877) 864-5056

March 5, 2014

Dear Stockholder:

The Annual Meeting of Stockholders of The Taiwan Fund, Inc. (the “Fund”) will be held at 10:30 a.m., Eastern Time on Tuesday, April 22, 2014, at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019. A Notice and Proxy Statement regarding the Meeting, proxy card for your vote, and postage prepaid envelope in which to return your proxy card are enclosed.

The matter on which you, as a stockholder of the Fund, are being asked to vote is (1) the election of the Fund’s directors; and (2) the approval of the proposed Investment Management Agreement between the Fund and Allianz Global Investors U.S. LLC.

The Board of Directors recommends that you vote FOR the proposals.

Respectfully,

FRANCINE S. HAYES

Secretary

STOCKHOLDERS ARE STRONGLY URGED TO VOTE BY TELEPHONE, BY INTERNET OR BY SIGNING AND MAILING THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE TO ENSURE A QUORUM AT THE MEETING.

THE TAIWAN FUND, INC.

Notice of the Annual Meeting of Stockholders

April 22, 2014

To the Stockholders of The Taiwan Fund, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of The Taiwan Fund, Inc. (the “Fund”) will be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, on April 22, 2014 at 10:30 a.m., local time, for the following purposes:

(1) To elect five directors to serve for the ensuing year;

(2) To approve the proposed Investment Management Agreement between the Fund and Allianz Global Investors U.S. LLC; and

(3) To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on February 28, 2014 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments thereof.

You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to vote by telephone, by Internet or by completing, dating and signing the enclosed form of proxy and returning it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited by the Board of Directors of the Fund.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING ON APRIL 22, 2014: This Notice and the Proxy Statement are available on the Internet at www.proxy-direct.com/twn-25445.

By order of the Board of Directors

FRANCINE S. HAYES

Secretary

March 5, 2014

PROXY STATEMENT

THE TAIWAN FUND, INC.

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Taiwan Fund, Inc. (the “Fund”) for use at the Annual Meeting of Stockholders (the “Meeting”), to be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, on Tuesday, April 22, 2014 at 10:30 a.m., local time, and at any adjournments thereof.

This Proxy Statement and the form of proxy card are being mailed to stockholders on or about March 5, 2014. Any stockholder giving a proxy has the power to revoke it by executing a superseding proxy by phone, Internet or mail following the process described on the proxy card or by submitting a notice of revocation to the Fund prior to the date of the Meeting or in person at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for the election of the directors, as described in this Proxy Statement.

The presence in person or by proxy of stockholders entitled to cast one third of the votes entitled to be cast thereat constitutes a quorum at all meetings of the stockholders. For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies returned without marking a vote on Proposal 1 and Proposal 2 will be treated as shares that are present for quorum purposes. Abstentions are included in the determination of the number of shares present at the Meeting for purposes of determining the presence of a quorum. If a stockholder is present in person or by proxy at the Meeting but does not cast a vote, the stockholder’s shares will count towards a quorum but will have no effect on Proposal 1 and will have the effect of a vote to disapprove Proposal 2. In the event a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, holders of a majority of the stock present in person or by proxy have power to adjourn the meeting. If a quorum is present, a shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. The chairman of the Meeting may adjourn any meeting of stockholders from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. At such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the Meeting as originally notified. The Fund may set a subsequent record date and give notice of it to stockholders, in which case the meeting may be held not more than 120 days beyond the subsequent record date.

The Board of Directors has fixed the close of business on February 28, 2014 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournments thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 8,221,260 shares of common stock.

Management of the Fund knows of no item of business other than those mentioned in Proposal 1 and Proposal 2 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended August 31, 2013 to any stockholder requesting such report. Requests for the annual report should be made in writing to The Taiwan Fund, Inc., c/o State Street Bank and Trust Company, P.O. Box 5049, One Lincoln Street, Boston, Massachusetts 02116, Attention: Chad Hallet, or by accessing the Fund’s website at www.thetaiwanfund.com or by calling (877) 864-5056.

IMPORTANT INFORMATION

The proxy statement discusses important matters affecting the Fund. Please take the time to read the proxy statement, and then cast your vote. You may obtain additional copies of the Notice of Meeting, Proxy Statement and form of proxy card by calling (877) 864-5056 or by accessing www.proxy-direct.com/twn-25445.

There are multiple ways to vote. Choose the method that is most convenient for you. To vote by telephone or Internet, follow the instructions provided on the proxy card. To vote by mail simply fill out the proxy card and return it in the enclosed postage-paid reply envelope. Please do not return your proxy card if you vote by telephone or Internet. To vote in person, attend the Meeting and cast your vote. The Meeting will be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019. To obtain directions to the Meeting, go to: www.cliffordchance.com, click on Locations and select United States. Finally, click on View Map under Clifford Chance New York to see a map of the location. You may also obtain directions by calling 1-212-878-8000.

PROPOSAL 1 — ELECTION OF DIRECTORS

Persons named in the accompanying form of proxy intend in the absence of contrary instruction to vote all proxies for the election of the five nominees listed below as directors of the Fund to serve for the next year, or until their successors are elected and qualified. Mr. Bing Shen, who is currently a Director, has chosen to not stand for re-election. Each of the nominees for director has consented to be named in this Proxy Statement and to serve as a director of the Fund if elected. The Board of Directors of the Fund has no reason to believe that any of the nominees named below will become unavailable for election as a director, but if that should occur before the Annual Meeting for the Fund, the persons named as proxies in the proxy cards will vote for such persons as the Board of Directors of the Fund may recommend. None of the Directors is an “interested person” of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (each an “Independent Director”)).

Information Concerning the Nominees and Members of the Board of Directors

The following table provides information concerning the nominees and other members of the Board of Directors of the Fund.

Name (Age) and Address of Directors or Nominees for Director	Position(s) Held with Fund	Director Since	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(1) Overseen by the Director or Nominee	Other Directorships/ Trusteeships in Publicly Held Companies For the Past 5 Years
Joe O. Rogers* (65) 2477 Foxwood Drive Chapel Hill, NC 27514	Director	1986	President, Roger International LLC (investment consultation) (2010-present); Visiting Professor, Fudan University School of Management (2010-2012).	1	Chairman of the Board (2012-present), Director and Member of the Audit Committee (1992-present), The China Fund, Inc.
M. Christopher Canavan, Jr.* (74) 73 Brook Street Wellesley, MA 02482	Director	2003	Retired; Independent Consultant (2000-2010).	1	None

Name (Age) and Address of Directors or Nominees for Director	Position(s) Held with Fund	Director Since	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(1) Overseen by the Director or Nominee	Other Directorships/ Trusteeships in Publicly Held Companies For the Past 5 Years
Michael F. Holland* (69) 375 Park Avenue, Suite 2108 New York, New York 10152	Director	2007	Chairman, Holland & Company L.L.C. (investment adviser) (1995-present).	1	Director, The Holland Balanced Fund, Inc., Reaves Utility Income Fund, The China Fund, Inc. and Blackstone GSO Floating Rate Fund, Inc.; Trustee, State Street Master Funds and State Street Institutional Investment Trust.
William C. Kirby* (63) Morgan Hall 167 Harvard Business School Boston, MA 02163	Director	2013	Spangler Family Professor of Business Administration, Harvard Business School (2008-present); T.M. Chang Professor of China Studies, Harvard University (2008-present); Harvard University Distinguished Service Professor (2006-present);Chairman, Harvard China Fund (2006-present); Director, John K. Fairbank Center for Chinese Studies, Harvard University (2006-2013); Dean of the Faculty of Arts and Sciences Harvard University (2002-2006).	1	Director and Member of the Audit Committee, The China Fund, Inc. (2007-present) and Director, Cabot Corporation.
Anthony Kai Yiu Lo* (64) 2/F Hong Villa 12 Bowen Street Hong Kong	Director	2003	Chairman, Shanghai-Century Capital Ltd. (January 2009-present); Chairman and Co-CEO, Shanghai Century Acquisition Inc. (January 2006-March 2009).	1	Independent Non-Executive Director and Chairman of the Audit Committee, Mecox Lane Limited (October 2010-present); Director, Bosera China Fund plc (October 2010 -present).
Bing Shen (64) 1755 Jackson Street, #405 San Francisco, California 94109	Director	2007	Independent Consultant (2005-present).	1	Supervisor and Chairman of the Audit Committee, CTCI Corporation; Director, Delta Networks, Inc., Independent Director, Far Eastern International Bank.

*	Nominee
(1)

The term “Fund Complex” means two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for the purposes of investment and investor services.

Leadership Structure and Board of Directors

The Board has general oversight responsibility with respect to the business and affairs of the Fund. The Board is responsible for overseeing the operations of the Fund in accordance with the provisions of the 1940 Act, other applicable laws and the Fund’s Articles of Incorporation. The Board is composed of five Independent Directors and one of the Independent Directors serves as Chairman of the Board. Generally, the Board acts by majority vote of all of the Directors, including a majority vote of the Independent Directors if required by applicable law. The Fund’s day-to-day operations are currently managed by Allianz Global Investors U.S. LL C (the “Adviser”) and other service providers who have been approved by the Board. The Board meets periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with service providers, oversee compliance with regulatory requirements and review performance. The Board has determined that its leadership structure is appropriate given the size of the Board, the fact that all of the Directors are not interested persons, and the nature of the Fund.

The Directors were selected to continue to serve on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Directors and a commitment to the interests of stockholders and a demonstrated willingness to take an independent and questioning view of management. Each Director also has considerable familiarity with the Fund and State Street Bank and Trust Company (the “Administrator”), and its operations, as well as the special regulatory requirements governing registered investment companies and the special responsibilities of investment company directors, all as a result of his substantial prior service as a Director or officer of the Fund and, in several cases, as a director of other investment companies. In addition to those qualifications, the following is a brief summary of the specific experience, qualifications or skills that led to the conclusion that as of the date of this proxy statement, each person identified below should serve as a Director for the Fund. References to the qualifications, attributes and skills of the Directors are pursuant to requirements of the Securities and Exchange Commission (“SEC”), and do not constitute a holding out by the Board or any Director as having any special expertise and should not be considered to impose any greater responsibility or liability on any such person or on the Board by reason thereof than the normal responsibility and liability of an investment company board member or board. As required by rules the SEC has adopted under the 1940 Act, the Fund’s Independent Directors select and nominate all candidates for Independent Director positions.

Joe O. Rogers.    Mr. Rogers has served as a Director of the Fund since the Fund’s inception in 1986. He has provided business and investment consulting services for over 30 years. Mr. Roger’s experience includes service as the president, vice president or partner in business and investment consulting firms including Rogers International LLC, PHH Asia Corporation and PHH Fantus Consulting. He served as the U.S. Ambassador to the Asian Development Bank under President Ronald Regan. Mr. Rogers also served the U.S. House of Representatives in various capacities including Executive Director and International Relations Counselor of the Republican Conference and served as the chief economist and budget advisor to Senator William Armstrong. He has also lectured on economics and finance at various U.S. based and internationally based universities and served as a Visiting Professor of Finance at Fudan University in Shanghai from 2010 to 2011. Mr. Rogers also serves on the board of another listed company.

M. Christopher Canavan, Jr.    Mr. Canavan is currently the Chairman of the Audit Committee and has served as a Director of the Fund since 2003. He has provided financial accounting, auditing and consulting services for over 40 years. Mr. Canavan’s experience includes over 27 years of service as a partner in PricewaterhouseCoopers, LLP and its predecessor firms, and over 10 years of service as an independent consultant providing financial consulting services.

Michael F. Holland.    Mr. Holland has served as a Director of the Fund since 2007. He has worked in the investment management industry for over 40 years. Mr. Holland’s experience includes service as the Chairman of Holland & Company (an investment management company), which he founded in 1995, and as the chief executive officer, chairman or vice chairman of other major U.S. asset management firms including Salomon Brothers Asset Management, First Boston Asset Management and Oppenheimer & Co., Inc. He is a regular guest on several financial television programs and is regularly quoted in leading financial publications. Mr. Holland also serves on the boards of other charitable and listed companies.

William C. Kirby.    Mr. Kirby has served as a Director of the Fund since 2013. He is T. M. Chang Professor of China Studies at Harvard University and Spangler Family Professor of Business Administration at Harvard Business School. Mr. Kirby is a historian of modern China, whose work examines China’s business, economic and political development in an international context. He has served the academic community for over 30 years. Mr. Kirby joined Harvard University in 1992, where he currently serves various positions including Chairman of the Harvard China Fund and Director of the John K. Fairbank Center for Chinese Studies. He has also served as the Dean of the Faculty of Arts and Sciences, Chair of the Council on East Asian Studies and the Director of the National Resource Center for East Asia for Harvard University. Prior to joining Harvard University, Mr. Kirby served as the Dean of the Faculty of Arts and Sciences, Director of Asian Studies and Director of International Affairs at Washington University. Mr. Kirby has published numerous books and articles related to Chinese business and history.

Anthony Kai Yiu Lo.    Mr. Lo has served as a Director of the Fund since 2003. He has worked in the investment management and investment banking industry for over 30 years. Mr. Lo’s experience includes service as the founding Chairman and Co-CEO of Shanghai Century Acquisition Corporation, which was listed on the American Stock Exchange. His experience also includes his role as founder of Advantage Limited and Suez Asia Capital Management Co. Ltd. and his service as a managing director of ABN Amro Asia Ltd., HG Asia Ltd. and Schroders Asia Ltd. Mr. Lo also serves on the boards and audit committees of other companies publicly listed in Hong Kong and on the NASDAQ.

Bing Shen.    Mr. Shen has served as a Director of the Fund since 2007. He has worked in financial services, including investment management, since 1973. Mr. Shen’s experience includes his service as Supervisor and Chairman of the Audit Committee of CTCI Corporation, an engineering and construction company listed on the Taiwan Stock Exchange, and a Special Observer of the Oversight Committee of DynaFund, a venture capital fund. His experience also includes his service at the World Bank, International Finance Corporation, and executive positions at Morgan Stanley Group, China Development Industrial Bank and CBID & Partners Investment Holding Corporation. He also serves on the boards of other listed and private companies.

The Fund does not have a policy regarding Board member’s attendance at the Annual Meeting of Stockholders. However, four of the five then Directors attended the 2013 Annual Meeting of Stockholders.

The Board of Directors of the Fund held four regular meetings and one special meeting during the fiscal year ended August 31, 2013. For the fiscal year ended August 31, 2013, each Director attended at least seventy-five percent of the aggregate number of meetings held during the fiscal year of the Board and of any committee on which he served.

Audit Committee. The Fund’s Board of Directors has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which is responsible for reviewing financial and accounting matters. The Fund’s Audit Committee is composed of directors who are independent (as defined in the New York Stock

Exchange, Inc. (“NYSE”) listing standards, as may be modified or supplemented) and not interested persons of the Fund (as defined in Section 2(a)(19) of the 1940 Act) and its actions are governed by the Fund’s Audit Committee Charter, which is posted on the Fund’s website (www.the taiwanfund.com). The current members of the Audit Committee are Messrs. Canavan, Holland, Lo, Rogers and Shen. The Audit Committee convened four times during the fiscal year ended August 31, 2013. The Fund’s Board of Directors has designated Mr. Canavan, an independent director, as an audit committee financial expert.

Nominating Committee. The Fund’s Board of Directors has a Nominating Committee, which is responsible for recommending individuals to the Board for nomination as members of the Board and its Committees. The Fund’s Nominating Committee is composed of directors who are independent as independence is defined in the NYSE’s listing standards, as may be modified or supplemented, and are not interested persons of the Fund (as defined in Section 2(a)(19) of the 1940 Act) and its actions are governed by the Fund’s Nominating Committee Charter, which is posted on the Fund’s website (www.thetaiwanfund.com). Currently, the Nominating Committee does not consider nominees recommended by the stockholders. The Nominating Committee believes that it is not necessary to have such a policy because the Board has had no difficulty identifying qualified candidates to serve as directors. The Nominating Committee evaluates a candidate’s qualifications for Board membership and the candidate’s independence from the Fund’s advisers and other principal service providers. The Nominating Committee does not have specific minimum qualifications that must be met by candidates recommended by the Nominating Committee and there is not a specific process for identifying such candidates. In nominating candidates, the Nominating Committee takes into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with businesses or other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, requirements of the NYSE and the SEC to maintain a minimum number of independent or non-interested directors, requirements of the SEC as to disclosure regarding persons with financial expertise on the Fund’s audit committee and the extent to which the candidate generally would be a desirable addition to the Board and any committees of the Board. The Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The current members of the Nominating Committee are Messrs. Canavan, Kirby, Lo and Shen. The Nominating Committee convened three times during the fiscal year ended August 31, 2013.

Valuation Committee. The Fund’s Board of Directors has a Valuation Committee which is responsible for establishing and monitoring policies and procedures reasonably designed to ensure that the Fund’s assets are valued appropriately, objectively and timely, reflecting current market conditions. The current Directors who are members of the Valuation Committee are Messrs. Holland and Kirby. The Valuation Committee met once during the fiscal year ended August 31, 2013.

Share Repurchase Program Committee. The Fund’s Board of Directors has a Share Repurchase Program Committee which is responsible for overseeing and evaluating the Fund’s program to repurchase its shares on the market. The current members of the Share Repurchase Program Committee are Messrs. Rogers and Kirby. The Share Repurchase Program Committee met five times during the fiscal year ended August 31, 2013.

Risk Oversight

The day-to-day operations of the Fund, including the management of risk, is performed by third party service providers, such as the Fund’s Adviser and administrator. The Directors are responsible for overseeing the Fund’s service providers and thus have oversight responsibilities with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, stockholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify certain of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others the Fund’s Adviser, the Fund’s administrator, the Fund’s chief compliance officer and the independent registered public accounting firm, as appropriate, regarding risks faced by the Fund. The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreement, the Board meets with the Adviser to review the services provided. Among other things, the Board regularly considers the Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers. The Board, with the assistance of the Adviser, reviews investment policies and risks in connection with its review of the Fund’s performance. In addition, as part of the Board’s oversight of the Fund’s advisory and other service provider agreements, the Board may periodically consider risk management aspects of their operations and the functions for which they are responsible.

Stockholder Communications

Stockholders may send communications to the Fund’s Board of Directors by addressing the communication directly to the Board (or individual Board members) and/or clearly indicating that the communication is for the Board (or individual Board members). The communication may be sent to either the Fund’s office or directly to such Board member(s) at the address specified for each Director above. Other stockholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act requires the Fund’s officers and Directors, and beneficial owners of more than ten percent of a registered class of the Fund’s equity securities, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange, Inc. The Fund believes that its officers and Directors have complied with all applicable filing requirements for the fiscal year ended August 31, 2013. Section 30(h) of the 1940 Act extends the reporting requirements under Section 16(a) of the 1934 Act to the Fund’s Adviser and the officers and directors of such Adviser.

Officers of the Fund

The following table provides information concerning each of the officers of the Fund.

Name, Address, and Age	Position(s) held with the Fund	Since	Principal Occupation(s) or Employment During Past Five Years
Brian S. Shlissel (49) Allianz Global Investors 1633 Broadway New York, NY 10019	President	February 2014	Managing Director and Head of Mutual Fund Services of Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 30 funds in Allianz Fund Complex and of the Korea Fund, Inc.; and President of 56 Funds in the Allianz Fund Complex. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Allianz Fund Complex (2005-2010)
Richard F. Cook, Jr. (63) Foreside Compliance Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101	Chief Compliance Officer	2007	Director of Foreside Compliance Services, LLC (January 2006-present); Chief Compliance Officer, Guinness Atkinson Funds (November 2005-2012); Chief Compliance Officer, Nomura Partners Funds (April 2007-present); Managing Member of Northlake, LLC (2002-present).
William C. Cox (47) Foreside Management Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101	Treasurer	2013	Fund Principal Financial Officer, Foreside Financial Group, LLC, 2013 to present; Vice President, State Street Corporation, 1997 to 2012.
Francine S. Hayes (46) 4 Copley Place, 5th Floor Boston, MA 02116	Secretary	December 2013	Vice President and Managing Counsel, State Street Bank and Trust Company (2004 – present).

Ownership of Securities

The following table sets forth information regarding the ownership of securities in the Fund by the Director. Each of the nominees are also current Directors of the Fund.

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(1)
Current Directors and Nominees
M. Christopher Canavan, Jr.	$1-$10,000	$1-$10,000
Michael F. Holland	$10,001-$50,000	$10,001-$50,000
William Kirby	None	None
Anthony Kai Yiu Lo	None	None
Joe O. Rogers	$50,001-$100,000	$50,001-$100,000
Current Directors
Bing Shen	None	None

(1)

The term “Family of Investment Companies” means two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for the purposes of investment and investor services. The Fund is the only investment company in the Family of Investment Companies.

No director or nominee for election as director who is not an interested person of the Fund, or any immediate family member of such person, owns securities in the Adviser, or a person directly or indirectly controlling, controlled by, or under common control with the Adviser.

Transactions with and Remuneration of Officers and Directors

The aggregate remuneration, including expenses relating to attendance at board meetings reimbursed by the Fund, paid in cash to Directors not affiliated with the then Adviser was $263,250 during the fiscal year ended August 31, 2013. The Fund currently pays each Director that is not affiliated with the Adviser an annual fee of $20,000 plus $2,500 for each Board meeting and committee meeting attended in person, and $2,500 for each meeting attended by telephone.

The following table sets forth the aggregate compensation from the Fund paid to each director during the fiscal year ended August 31, 2013, as well as the total compensation earned by each director from the Fund Complex.

Name of Director	Aggregate Compensation From Fund(1)	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid To Directors(2)
M. Christopher Canavan, Jr.	$45,000	—	—	$45,000
Michael F. Holland	$50,000	—	—	$50,000
William Kirby	$20,000	—	—	$20,000
Anthony Kai Yiu Lo	$40,750	—	—	$40,750

Name of Director	Aggregate Compensation From Fund(1)	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid To Directors(2)
Joe O. Rogers	$52,500	—	—	$52,500
Bing Shen	$55,000	—	—	$55,000

(1)	Includes compensation paid to Directors by the Fund. The Fund’s Directors did not receive any pension or retirement benefits as compensation for their service as Directors of the Fund.
(2)	There is one fund in the Fund Complex overseen by the Directors.

Required Vote

The election of each Director will require the affirmative vote of a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote for the election of the Directors. For this purpose, votes that are withheld will have no effect on the outcome of the elections.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE FIVE NOMINEES FOR DIRECTORS.

PROPOSAL 2 — APPROVAL OF PROPOSED INVESTMENT MANAGEMENT AGREEMENT

On January 21, 2014, the Board of Directors, all of whom are Independent Directors, voted to approve and recommend to stockholders the approval of the proposed Investment Management Agreement between the Fund and Allianz Global Investors U.S. LLC (“Allianz”) (the “Proposed Agreement”). The Proposed Agreement will replace the interim Investment Advisory Agreement dated, February 22, 2014, between the Fund and Allianz (the “Current Agreement”). The Current Agreement replaced the Investment Advisory and Management Agreement, dated February 23, 2012, between Martin Currie, Inc. (“Martin Currie”) and the Fund (the “Prior Agreement”). The Current Agreement was not approved by stockholders. The Prior Agreement was approved by stockholders on February 23, 2012.

The Fund’s former sub-adviser, APS Asset Management Ptd Ltd (“APS”) terminated its Sub-Advisory Agreement with Martin Currie effective February 22, 2014. Under the Current and Proposed Agreements, Allianz may engage a sub-adviser to provide day-to-day investment advisory and other services to the Fund, provided that Allianz supervises the services provided by a sub-adviser and such delegation will not relieve Allianz of its obligations under the applicable Agreement. Allianz has chosen to provide these services directly to the Fund. Accordingly, the stockholders will not be asked to approve a sub-advisory agreement for the Fund at this time.

The terms of the Proposed Agreement are substantially the same as the terms of the Prior Agreement. The Proposed Agreement provides for Allianz to provide substantially the same investment advisory and management services as provided under the Prior Agreement; however, as mentioned above, Allianz will be providing day-to-day advisory services directly to the Fund and will not engage a sub-adviser to do so. Allianz’s duties under the Proposed Agreement include making investment decisions, supervising the acquisition and disposition of investments and selecting brokers or dealers to execute these transactions in accordance with the Fund’s investment objective and policies and within the guidelines and directions established by the Board.

Under both the Proposed Agreement and the Current Agreement, the Fund bears expenses for legal fees and expenses of counsel to the Fund; auditing and accounting expenses; taxes and governmental fees; New York Stock Exchange listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodian, sub-custodian, transfer agents and registrars; fees and expenses with respect to administration (except as may be expressly provided otherwise); expenses for portfolio pricing services by a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to stockholders; expenses of the Fund’s dividend reinvestment and cash purchase plan; costs of stationery; any litigation expenses; and costs of stockholder’s and other meetings. Under the Proposed Agreement, as is the case under the Current Agreement, Allianz bears all other expenses associated with the performance of its duties (including employee salaries and overhead) other than expenses to be paid by the Fund, as specifically provided above. Allianz also would pay the salaries and expenses of such of the Fund’s officers and employees and any fees and expenses of such of the Fund’s directors who are managers, members, officers or employees of Allianz or any of its affiliates, provided, however, that the Fund, and not Allianz, will bear travel expenses or an appropriate fraction thereof of directors and officers of the Fund who are managers, members, officers or employees of Allianz to the extent that such expenses relate to attendance at meetings of the Board or any committee thereof, and provided, further, that such expenses are incurred in accordance with the Fund’s travel policy.

Under the Proposed Agreement, the Current Agreement and the Prior Agreement, neither the Adviser nor its affiliates, directors, employees, or agents will be subject to any liability for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund in the course of, connected with or arising out of any services to be rendered thereunder, except by reason of the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the Adviser’s reckless disregard of its obligations and duties under the applicable agreement.

The Proposed Agreement may be terminated at any time, without payment of penalty, by Allianz, or by the Fund acting pursuant to a vote of the Board of Directors or by a vote of a majority of the Fund’s outstanding securities (as defined in the 1940 Act) upon sixty (60) days’ written notice, and will terminate automatically in the event of its assignment (as defined in the 1940 Act) by Allianz. The Prior Agreement was terminable (i) automatically if Martin Currie ceased to be authorized and regulated by the Financial Services Authority of the United Kingdom (the “FSA”) or any successor organization or (ii) upon written notice if Martin Currie was required to terminate the Prior Agreement on the FSA’s instruction. The Current and Proposed Agreements contain no corresponding provision.

If approved by stockholders, the Proposed Agreement would remain in effect for an initial period of two years from the date it becomes effective. Thereafter, the Proposed Agreement would continue in effect from year to year if its continuance is specifically approved at least annually by (i) a vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval, and (ii) either a vote of a majority of the Board of Directors as a whole or a majority of the Fund’s outstanding shares of common stock as defined in the 1940 Act.

Fee Provisions of the Proposed Agreements

Under the terms of the Prior Agreement, Martin Currie was entitled to receive fees for its services, computed daily and payable monthly in US dollars, at the annual rate of 0.90% on the first $150 million in total net assets under management, 0.80% on the next $150 million in total net assets under management and 0.70% on total net assets under management over $300 million.

Under the terms of the Proposed Agreement, Allianz is entitled to receive fees for its services, computed daily and payable monthly in US dollars, at the rate of 0.85% per annum of the value of the Fund’s average daily net assets up to and including $150 million of net assets; 0.80% per annum of the value of the Fund’s average daily net assets on the next $150 million of net assets; and 0.70% per annum of the value of the Fund’s average daily net assets in excess thereof. The Fund’s total net assets as of August 31, 2013 were $158,689,627.

For the fiscal year ended August 31, 2013, the aggregate amount of advisory fees paid by the Fund was $1,393,636. Had the Proposed Agreement been in place for the fiscal year ended August 31, 2013, the advisory fees paid by the Fund would have been $1,317,676. The difference between the aggregate amount of the advisory fees paid by the Fund and the amount that the Adviser would have received had the proposed fee been in effect is 0.85%.

There were no additional payments made to Martin Currie or APS by the Fund for the fiscal year ended August 31, 2013.

Approval Process and the Factors Considered by the Board of Directors in Approving the Proposed Agreements

On September 5, 2013, Martin Currie received a notice from APS, the Fund’s sub-adviser, that APS intended to resign as sub-adviser of the Fund effective February 22, 2014. At a special Board meeting held on September 17, 2013, the Board determined it would be appropriate for the Board to meet with Martin Currie to review the arrangements for the management of the Fund’s assets. At that time, and at subsequent Board meetings held on October 8, 2013, November 11, 2013 and December 12, 2013, the Board discussed the ramifications of the APS resignation; the proposal by Martin Currie to continue to serve as the Adviser, subject to the engagement of an individual with the requisite expertise; and possible courses of action in the event that Martin Currie was unable to provide a satisfactory alternative. The Board retained a consultant to assist the Board in identifying and evaluating appropriate alternative investment advisers. After reviewing the consultant’s report, a committee of the Board identified three potential investment adviser candidates and requested that those candidates provide certain additional information. Two of those candidates provided additional information, and then were requested to make a presentation to the Board on January 20, 2014. Martin Currie was not included in the later stages of the selection process when it became clear that it would not be able to employ on a timely basis an experienced Taiwan equity portfolio manager to manage the Fund’s portfolio.

Following those presentations and further discussions with the consultant, the Board, at a meeting on January 21, 2014, determined that it would be appropriate to enter into an interim arrangement with Allianz and at the Board meeting held on January 21 2014, the Board approved the Current Agreement with Allianz. At that Board meeting, the Board also approved the selection of Allianz as the investment adviser for the Fund, approved the Proposed Agreement and agreed to submit the selection of Allianz for approval by the Fund’s stockholders at the next annual stockholders meeting in April 2014.

In making this selection, the Board noted Allianz’s proposed approach of providing investment management services, as well as a superior performance record in providing those services to other clients with Taiwan mandates. The Board also noted that the advisory fee agreed to by Allianz was somewhat less than the current advisory fee and compared favorably with fees charged by advisers of other U.S. registered closed-end funds that invest in the China region. The Board also considered the terms and conditions of the Proposed Agreement and the nature, scope and quality of services that Allianz is expected to provide to the Fund. The Board also based its decision on the following considerations, among others, although the Board did not identify any consideration that was all important or controlling, and each Director attributed different weights to the various factors.

Nature, Extent and Quality of the Services provided by the Adviser.    The Board reviewed and considered the nature and extent of the investment management services to be provided by Allianz under the Proposed Agreement. The Board noted that Allianz is one of the leading sponsors and administrators of closed-end funds, with over $18.9 billion of closed-end fund assets under management as of November 30, 2013, and that Allianz managed other Asian equity closed-end funds. Allianz informed the Board that the Fund would be managed through a participating affiliate arrangement by investment professionals employed by Allianz Global Investors Taiwan Limited (“Allianz Taiwan”) and supervised by Allianz. The lead portfolio manager of the Fund will be the Chief Investment Officer of Allianz Taiwan, who has many years’ experience managing dedicated Taiwan equity portfolios. The Board determined that Allianz appeared to be capable of providing the Fund with investment management services of above average quality.

Performance, Fees and Expenses of the Fund.    The Board noted that Allianz was not yet providing services to the Fund; therefore, there were limitations on the Board’s ability to evaluate the performance of Allianz in managing the Fund. Based, however, on the performance of Allianz in managing other Taiwan equity funds and accounts, the Board concluded that there was reason to believe that Allianz could achieve above average performance over the long term in managing the Fund. The Board also noted that, except for certain compliance and treasury services fees that Martin Currie had been paying, other expenses of the Fund were not expected to increase as a result of the retention of Allianz.

Economies of Scale.    The Board considered the economy of scale benefits that the Fund’s stockholders would be afforded as the management fee rate under the Proposed Agreement declines as the Fund’s assets grow.

Other Benefits of the Relationship.    The Board considered whether there were other benefits that Allianz and its affiliates may derive from its relationship with the Fund and concluded that any such benefits were likely to be minimal.

Resources of the Proposed Investment Adviser.    The Board considered whether Allianz is financially sound and has the resources necessary to perform its obligations under the Proposed Agreement, noting that Allianz appears to have the financial resources necessary to fulfill its obligations under the Proposed Agreement.

General Conclusions. After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its stockholders to approve the Proposed Agreement. In reaching this conclusion, the Board did not give particular weight to any single factor referenced above.

Information About the Proposed Adviser

Allianz Global Investors U.S. LLC, the proposed adviser, is a U.S.-based firm registered as an investment adviser with the Securities and Exchange Commission. Allianz is a wholly-owned subsidiary of Allianz Global Investors (“AGI”). AGI, which is wholly owned by the Allianz Group, has over $436 billion in assets under management as of September 30, 2013. Allianz’s principal offices are located at 1633 Broadway, New York, NY 10019.

The following table set forth certain information concerning the principal executive officer and each of the directors of Allianz.

Name/Address	Position Held with Proposed Adviser	Since	Principal Occupation or Employment
Brian S. Shlissel 1633 Broadway New York, NY10019	President	2014	Management Board, Managing Director and Head of Mutual Fund Services of Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 30 funds in the Allianz Fund Complex and of the Korea Fund, Inc; and President of 56 funds in the Allianz Fund Complex. Formerly Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of numerous funds in the Allianz Fund Complex (2005-2010).

The following table set forth certain information concerning the individuals who are anticipated to serve as the Fund’s investment team responsible for portfolio management.

Name/Address	Position Held with Proposed Adviser	Since	Principal Occupation or Employment
Weimin Chang 5F, No 378 Fu Hsing N. Road Taipei, Taiwan	Portfolio Manager	2014	Managing Director and Chief Investment Officer, Allianz Global Investors Taiwan, Ltd.

Helena Pi 5F, No 378 Fu Hsing N. Road Taipei, Taiwan	Deputy Portfolio Manager	2014	Vice President, Head of Discretionary Business, Allianz Global Investors Taiwan, Ltd.

Claire Chiou 5F, No 378 Fu Hsing N. Road Taipei, Taiwan	Head of Trading	2014	Vice President and Head of Trading, Allianz Global Investors Taiwan, Ltd.

Required Vote

The 1940 Act requires that an investment advisory contract between an investment company and an investment adviser be in writing, that such contact specify, among other things, the compensation payable to the adviser pursuant thereto and that such contract be approved by the holders of a majority of the investment company’s outstanding shares of common stock as defined in the 1940 Act and discussed below.

Approval of the Proposed Agreement will require the affirmative vote of a majority of the Fund’s outstanding shares of common stock. As defined in the 1940 Act, a “majority of the outstanding shares” means the lesser of 67% of the voting securities present at the Annual Meeting of Stockholders, if a quorum is present, or 50% of the outstanding securities. For this purpose, both abstentions and broker non-votes will have the effect of a vote to disapprove the Proposed Agreement. If this proposal is not approved by stockholders, the Fund will continue under the Current Agreement while the Board of Directors considers other steps.

A Form of the Proposed Agreement is attached as Appendix A.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE THE PROPOSED AGREEMENT BETWEEN THE FUND AND ALLIANZ

GENERAL INFORMATION

Fund Administration

State Street Bank and Trust Company acts as Administrator to the Fund pursuant to an Administration Agreement between the Administrator and the Fund. The principal business address of the Administrator is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

Audit Committee Report

The Audit Committee reviewed and discussed the Fund’s audited financial statements for the fiscal year ended August 31, 2013 with management, the then Adviser and Tait, Weller & Baker LLP, the Fund’s independent registered public accounting firm (“Tait Weller”), and has discussed with Tait Weller the matters required to be discussed by Statement on Auditing Standards No. 114 (The Auditor’s Communications with Those Charged with Governance, AU Section 380), as may be modified or supplemented. The Audit Committee has received the written disclosures and letter from Tait Weller required by Public Company Accounting Oversight Board (“PCAOB”) Rule 3526 (Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence), as may be modified or supplemented, and has discussed with Tait Weller its independence. Based on the Audit Committee’s review and discussions referred to in the two preceding sentences, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund for the fiscal year ended August 31, 2012 be included in its annual report to stockholders and the Fund’s annual report filed with the Securities and Exchange Commission.

M. Christopher Canavan, Jr., Chairman of the Audit Committee

Joe O. Rogers, Member of the Audit Committee

Anthony Kai Yiu Lo, Member of the Audit Committee

Michael F. Holland, Member of the Audit Committee

Bing Shen, Member of the Audit Committee

Independent Registered Public Accounting Firm

Tait Weller serves as the Fund’s independent registered public accounting firm, auditing and reporting on the annual financial statements of the Fund and reviewing certain regulatory reports and the Fund’s federal income tax returns. Tait Weller also performs other professional audit and certain allowable non-audit services, including tax services, when the Fund engages it to do so. Representatives of Tait Weller are not expected to be available at the Meeting.

The engagement of Tait Weller as the Fund’s independent registered public accounting firm was approved by the Audit Committee of the Board of Directors and ratified by the full Board of Directors.

Audit Fees.    For the fiscal years ended August 31, 2013 and August 31, 2012, Tait Weller billed the Fund aggregate fees of US$52,000 and US$52,000, respectively, for professional services rendered for the audit of the Fund’s annual financial statements and review of financial statements included in the Fund’s annual report to stockholders.

Audit-Related Fees.    For the fiscal years ended August 31, 2013 and August 31, 2012, Tait Weller billed the Fund aggregate fees of US$6,800 and US$6,800, respectively, for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under the section Audit Fees above. Audit-Related Fees represent procedures applied to the semi-annual financial statement amounts (reading the semi-annual report and valuation and existence procedures on investments) as requested by the Fund’s Audit Committee.

Tax Fees.    For the fiscal years ended August 31, 2013 and August 31, 2012, Tait Weller billed the Fund aggregate fees of US$13,200 and US$13,200, respectively, for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

All Other Fees.    For the fiscal years ended August 31, 2013 and August 31, 2012, Tait Weller did not bill the Fund any fees for products and services other than those disclosed above.

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Exchange Act. All of the audit and tax services described above for which Tait Weller billed the Fund fees for the fiscal years ended August 31, 2013 and August 31, 2012 were pre-approved by the Audit Committee. For the fiscal years ended August 31, 2013 and August 31, 2012, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by Tait Weller.

Tait Weller did not bill any non-audit fees for services rendered to the Fund’s then investment adviser, or any entity controlling, controlled by, or under the common control with the Adviser that provides ongoing services to the Fund, for the fiscal years ended August 31, 2013 and August 31, 2012

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Set forth below is information with respect to persons who are registered as beneficial owners of more than 5% of the Fund’s outstanding shares as of February 28, 2014.

Title Of Class	Name and Address	Shares	Percent of Class
Common Stock	CEDE & CO Bowling Green STN P. O. Box 20 New York, NY 10274-0020	8,185,094	99.56%

The shares held by Cede & Co. include the accounts set forth below. This information is based on publicly available information such as Schedule 13D and 13G disclosures filed with the SEC or other similar regulatory filings from foreign jurisdictions.

Title Of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	City of London 77 Gracechurch Street, London England EC3V OAS	Has shared power to vote and dispose of 2,219,538 shares	27%

Common Stock	Lazard Asset Management LLC 30 Rockefeller Plaza New York, New York 10112	Has sole power to vote and dispose of 1,982,060 shares	24.11%

Common Stock	Advance Developing Markets Trust Crusader House 145-157 St. John Street London England EC1V 4RU	Has shared power to vote and dispose of 812,893 shares	9.89%

MISCELLANEOUS

Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile or other electronic means, by officers of the Fund or personnel of the Administrator. The Fund has retained AST Fund Solutions LLC to assist in the proxy solicitation. The total cost of proxy solicitation services, including legal and printing fees, is estimated at $3,500, plus out-of-pocket expenses. The expenses connected with the solicitation of proxies including proxies solicited by the Fund’s officers or agents in person, by telephone or by facsimile or other electronic means will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund’s shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

In the event that sufficient votes in favor of the proposal set forth in the Notice of this Meeting are not received by April 22, 2014, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

STOCKHOLDER PROPOSALS

In order to submit a stockholder proposal to be considered for inclusion in the Fund’s proxy statement for the Fund’s 2015 Annual Meeting of Stockholders, stockholder proposals must be received by the Fund (addressed to The Taiwan Fund Inc., c/o Secretary of the Fund/State Street Bank and Trust Company, P.O. Box 5049, One Lincoln Street, Boston, Massachusetts 02206-5049) not later than November 5, 2015. Any stockholder who desires to bring a proposal at the Fund’s 2014 Annual Meeting of Stockholders without including such proposal in the Fund’s proxy statement, must deliver written notice thereof to the Secretary of the Fund (addressed to The Taiwan Fund, Inc., c/o Secretary of the Fund/State Street Bank and Trust Company, P.O. Box 5049, One Lincoln Street, Boston, Massachusetts 02206-5049), not before December 5, 2014 and not later than January 4, 2015.

By order of the Board of Directors,

FRANCINE S. HAYES

Secretary

The Taiwan Fund, Inc.

c/o State Street Bank and Trust Company

P.O. Box 5049

One Lincoln Street,

Boston, Massachusetts 02116

March 5, 2014

APPENDIX A

FORM OF INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT, dated and effective as of             , 2014 (the “Agreement”), between THE TAIWAN FUND, INC., a Maryland corporation (herein referred to as the “Fund”), and ALLIANZ GLOBAL INVESTORS U.S. LLC, a Delaware limited liability company (herein referred to as the “Manager”).

1.                The Manager hereby undertakes and agrees, upon the terms and conditions herein set forth, (i) to make investment decisions for the Fund, to prepare and make available to the Fund research and statistical data in connection therewith and to supervise the acquisition and disposition of securities by the Fund, including the selection of brokers or dealers to carry out the transactions, all in accordance with the Fund’s investment objectives and policies and in accordance with guidelines and directions from the Fund’s Board of Directors; (ii) to assist the Fund as it may reasonably request in the conduct of the Fund’s business, subject to the direction and control of the Fund’s Board of Directors; (iii) to maintain or cause to be maintained for the Fund all books, records, reports and any other information required under the Investment Company Act of 1940, as amended (the “1940 Act”), and to furnish or cause to be furnished all required reports or other information under Taiwan securities laws, to the extent that such books, records and reports and other information are not maintained or furnished by the custodian or other agents of the Fund; (iv) to assist the Fund’s administrator in providing services such as preparing reports to and meeting materials for the Fund’s Board of Directors and reports and notices to stockholders, preparing and making filings with the Securities and Exchange Commission (the “SEC”) and other regulatory and self-regulatory organizations, including preliminary and definitive proxy materials and post-effective amendments to the Fund’s registration statement on Form N-2 under the Securities Act of 1933, as amended, and the 1940 Act, as amended from time to time, providing assistance in certain accounting and tax matters and investor and public relations, monitoring the valuation of portfolio securities, assisting in the calculation of net asset value and calculation and payment of distributions to stockholders, and overseeing arrangements with the Fund’s custodian, including the maintenance of books and records of the Fund; (v) to assist in such marketing activities with respect to the Fund as the Fund may reasonably request, (vi) to vote the Fund’s proxies in accordance with the Fund’s proxy voting policies, which may be amended from time to time by the Fund’s Board of Directors and communicated to the Manager, and (vii) to pay the reasonable salaries, fees and expenses of such of the Fund’s officers and employees (including the Fund’s shares of payroll taxes) and any fees and expenses of such of the Fund’s directors as are directors, officers or employees of the Manager (and to permit its directors, officers or employees to so serve if elected to such positions by the Fund’s Board of Directors); provided, however, that the Fund, and not the Manager, shall bear travel expenses (or an appropriate portion thereof) of directors and officers of the Fund who are directors, officers or employees of the Manager to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Fund or any committees thereof or advisers thereto and provided further that such expenses are incurred in accordance with the Fund’s travel policy in effect at the time. The Manager shall bear all expenses arising out of its duties hereunder but shall not be responsible for any expenses of the Fund other than those specifically allocated to the Manager in this paragraph 1. In particular, but without limiting the generality of the foregoing, the Manager shall not be responsible, except to the extent of the reasonable compensation of such of the Fund’s employees as are directors, officers or employees of the Manager whose services may be involved, for the following expenses of the Fund: organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including overhead or employee costs of the Manager or of any one or more organizations retained by the Fund or by the Manager as Taiwan adviser of the Fund); fees payable to the Manager and to any adviser or consultants, including an advisory board, if applicable; legal expenses; auditing and accounting expenses; telephone, telex, facsimile, postage and other communication expenses; taxes and governmental fees; stock exchange listing fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund’s custodians, subcustodians, transfer agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund; expenses of registering or qualifying securities of the Fund for sale; expenses relating to investor and public relations; freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of preparing and distributing reports, notices and dividends to stockholders; costs of stationery; costs of stockholders’ and other meetings; litigation expenses; or expenses relating to the Fund’s dividend reinvestment and cash purchase plan (except for brokerage expenses paid by participants in such plan).

2.                Subject to the prior approval of a majority of the members of the Fund’s Board of Directors, including a majority of the Directors who are not “interested persons,” as defined in the 1940 Act, the Manager may, through a sub-advisory agreement or other arrangement, delegate to any other company that it controls, is controlled by, or is under common control with, or to specified employees of any such companies, or to more than one such company, to the extent permitted by applicable law, certain of its duties enumerated in section 1 hereof; provided, that the Manager shall continue to supervise the services provided by such company or employees and any such delegation shall not relieve the Manager of any of its obligations hereunder.

Subject to the provisions of this Agreement, the duties of any sub-adviser or delegate, the portion of portfolio assets of the Fund that the sub-adviser or delegate shall manage and the fees to be paid to the sub-adviser or delegate by the Manager under and pursuant to any sub-advisory agreement or other arrangement entered into in accordance with this Agreement may be adjusted from time to time by the Manager, subject to the prior approval of the members of the Fund’s Board of Directors who are not “interested persons,” as defined in the 1940 Act.

3.                In the selection of brokers or dealers and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Manager shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Manager, bearing in mind the Fund’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Fund’s Board of Directors may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Fund and to other clients of the Manager as to which the Manager exercises investment discretion. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Manager may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Manager or an affiliate exercises investment discretion. The Fund hereby agrees with the Manager that any entity or person associated with the Manager which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934 (the “1934 Act”), subject to compliance with the 1940 Act and the rules thereunder.

4.                The Fund agrees to pay to the Manager in United States dollars, as full compensation for the services to be rendered and expenses to be borne by the Manager hereunder, a monthly fee which, on an annual basis, is equal to 0.85% per annum of the value of the Fund’s average daily net assets up to and including $150 million of net assets; 0.80% per annum of the value of the Fund’s average daily net assets on the next $150 million of net assets; 0.70% per annum of the value of the Fund’s average daily net assets in excess thereof. The fees payable to the Manager shall be computed and accrued daily and paid monthly. If the Manager shall serve for less than any whole month, the foregoing compensation shall be prorated.

The value of the net assets of the Fund shall be determined pursuant to the applicable provisions of the valuation policies of the Fund, as amended from time to time.

5.                The Manager agrees that it will not make a short sale of any capital stock of the Fund or purchase any share of the capital stock of the Fund otherwise than for investment.

6.                Nothing herein shall be construed as prohibiting the Manager from providing investment advisory services to, or entering into investment advisory agreements with, other clients (including other registered investment companies), including clients which may invest in securities of Taiwan issuers, except that without the prior notice to the Fund, the Manager may not act as the investment adviser or investment manager to any other investment company that is listed on the New York Stock Exchange and that invests primarily in Taiwan securities, or from utilizing (in providing such services) information furnished to the Manager by others as contemplated by sections 1 and 3 of this Agreement or by advisers and consultants to the Fund and others; nor shall anything herein be construed as constituting the Manager as an agent of the Fund.

Whenever the Fund and one or more other accounts or investment companies advised by the Manager have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by the Manager to be equitable to each entity, which procedures and any amendments thereto shall be provided to the Fund’s Board for review. Similarly, opportunities to sell securities shall be allocated in a manner believed by the Manager to be equitable. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund. In addition, the Fund acknowledges that the persons employed by the Manager to assist in the performance of the Manager’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Manager or any affiliate of the Manager to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

7.                The Manager may rely on information reasonably believed by it to be accurate and reliable. Neither the Manager nor its officers, directors, employees or agents shall be subject to any liability for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund, in the course of, connected with or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith, or gross negligence on the part of the Manager in the performance of its duties or by reason of reckless disregard on the part of the Manager of its obligations and duties under this Agreement. Any person, even though also employed by the Manager, who may be or become an employee of the Fund and paid by the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as an employee or agent of the Manager.

8.                This Agreement shall be in effect for an initial term until April 22, 2016 and shall continue in effect from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund’s Board of Directors who are not parties to this Agreement or interested persons of any party to this Agreement, or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Fund’s Board of Directors or the holders of a majority of the outstanding voting securities of the Fund. This Agreement may nevertheless be terminated at any time without penalty, on 60 days’ written notice, by the Fund’s Board of Directors, by vote of holders of a majority of the outstanding voting securities of the Fund, or by the Manager.

This Agreement shall automatically be terminated in the event of its assignment. Any notice to the Fund or the Manager shall be deemed given when received by the addressee.

9.                This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by either party hereto, except as permitted under the 1940 Act or rules and regulations adopted thereunder. It may be amended by mutual agreement, but only after authorization of such amendment by the affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Fund, and (ii) a majority of the members of the Fund’s Board of Directors who are not parties to this Agreement or interested persons of any party to this Agreement, or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

10.                This Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act. As used herein, the terms “interested person,” “assignment,” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act, the rules and regulations thereunder and interpretations thereof by the SEC or its staff.

11.                This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

12.                This Agreement supersedes all prior investment advisory, management, and/or administration agreements in effect between the Fund and the Manager.

13.                Each party hereto irrevocably agrees that any suit, action or proceeding against either of the Manager or the Fund arising out of or relating to this Agreement shall be subject to the jurisdiction of the United States District Court for the Southern District of New York or the Supreme Court of the State of New York, New York County, and each party hereto irrevocably submits to the jurisdiction of each such court in connection with any such suit, action or proceeding. Each party hereto waives any objection to the laying of venue of any such suit, action or proceeding in either such court, and waives any claim that such suit, action or proceeding has been brought in an inconvenient forum. Each party hereto irrevocably consents to service of process in connection with any such suit, action or proceeding by mailing a copy thereof by registered or certified mail, postage prepaid, to its address as set forth in this Agreement.

14.                The Manager represents and warrants that it is duly registered as an investment adviser under the U.S. Investment Advisers Act of 1940 and that Allianz Global Investors Taiwan Limited (“AGI Taiwan”) is duly licensed by the Taiwan FSC to provide services under the Collaboration Agreement between the Manager and AGI Taiwan relating to the Fund (the “Collaboration Agreement”), and that the Manager will use its reasonable efforts to maintain in effect such registration and license during the term of this Agreement. The Collaboration Agreement complies with the laws and regulations of the Republic of China.

15.                The Fund represents and warrants that it has full legal right to enter into this Agreement and to perform the obligations hereunder and that it has obtained all necessary consents and approvals to enter into this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement by their officers thereunto duly authorized as of the day and year first written above.

THE TAIWAN FUND, INC.

By:
Name:
Title

ALLIANZ GLOBAL INVESTORS U.S. LLC

By:
Name:
Title

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Stockholder Meeting 31 West 52nd Street New York, NY 10019 on April 22, 2014

Please detach at perforation before mailing.

PROXY	THE TAIWAN FUND, INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 22, 2014	PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Joe O. Rogers and Francine S. Hayes, and each of them, the proxies of the undersigned, with full power of substitution to each of them, to vote all shares of The Taiwan Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of The Taiwan Fund, Inc. to be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, on Tuesday, April 22, 2014 at 10:30 a.m., local time, and at any adjournments thereof, unless otherwise specified in the boxes provided on the reverse side hereof, for the election of the directors named on the reverse side, for the approval of the proposed Investment Management Agreement, and in their discretion, on any other business which may properly come before the meeting or any adjournments thereof. The undersigned hereby revokes all proxies with respect to such shares heretofore given. The undersigned acknowledges receipt of the Proxy Statement dated March 5, 2014.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction will be voted “FOR” the election of the named directors.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature and Title, if applicable

Signature (if held jointly)

Date	TWN_25445_021014

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be Held on April 22, 2014.

The Proxy Statement and Proxy Card for this meeting are available at: https://www.proxy-direct.com/twn-25445

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ALL THE NOMINEES LISTED AND “FOR” PROPOSAL 2.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:  ¢

1.	Election of Directors:			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

	01. Joe O. Rogers*	02. M. Christopher Canavan, Jr.*	03. Michael F. Holland*	☐	☐	☐
	04. William C. Kirby*	05. Anthony Kai Yiu Lo*

* Each to serve as a director of The Taiwan Fund, Inc. for the next year or until his successor is elected and qualified.
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
				☐	☐	☐

2.	To approve the proposed Investment Management Agreement between the Fund and Allianz Global Investors U.S. LLC.

3.	To vote and otherwise represent the undersigned on any other matters that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

PLEASE SIGN AND DATE ON THE REVERSE SIDE

TWN_25445_021014